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                        AIR PRODUCTS AND CHEMICALS, INC.
                            LONG-TERM INCENTIVE PLAN

                             As Amended and Restated
                           Effective January 23, 2003

                                TABLE OF CONTENTS

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Purposes of the Plan ..............................................................       1
Administration of the Plan ........................................................       1
Eligibility for Participation .....................................................       2
Shares of Stock Subject to the Plan ...............................................       3
Awards ............................................................................       3
Stock Options .....................................................................       4
          Director Stock Options ..................................................       4
          Employee Stock Options ..................................................       4
          Terms Applicable to all Stock Options ...................................       5
                    Terms and Exercise Dates ......................................       5
                    Exercise ......................................................       5
                    Payment .......................................................       6
                    Termination of Employment or Death ............................       6
Stock Appreciation Rights .........................................................       6
          Number of Rights ........................................................       7
          Exercise ................................................................       7
          Amount of Cash and/or Number of Shares ..................................       7
          Termination of Employment or Death ......................................       7
Restricted Shares .................................................................       8
Deferred Stock Units ..............................................................       8
          Number, Value, and Manner of Payment of Deferred Stock Units ............       8
          Deferral Period .........................................................       9
          Termination of Service or Death .........................................       9
          Dividends ...............................................................      10
Other Stock Awards ................................................................      10
Change in Control .................................................................      10
          Acceleration and Exercisability of Stock Options and Stock
                    Appreciation Rights; Amount of Cash and/or Number of Shares for
                    Stock Appreciation Rights .....................................      10
          Cash Surrender of Stock Options .........................................      11
          Reduction in Accordance with Plan .......................................      11
          Lapse of Restrictions on Restricted Shares ..............................      11
          Accelerated Payment of Deferred Stock Units .............................      12
Dilution and Other Adjustments ....................................................      12
Miscellaneous Provisions ..........................................................      12
Amendments and Termination; Requisite Shareholder Approval ........................      17
Effective Date, Amendment and Restatement, and Term of the Plan ...................      18
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1. PURPOSES OF THE PLAN

         The purposes of this Plan are: (i) to provide long-term incentives and rewards to directors and to those executives or other key employees who are either in a position to contribute to the long-term success and growth of Air Products and Chemicals, Inc. (the "Company") and Participating Subsidiaries, or who have high potential for assuming greater levels of responsibility or who have demonstrated their critical importance to the operation of their organizational unit, (ii) to assist the Company and Participating Subsidiaries in attracting and retaining directors, executives and other key employees with experience and ability and (iii) to associate more closely the interests of such directors, executives and other key employees with those of the Company's shareholders.

2. ADMINISTRATION OF THE PLAN

         With regard to Plan awards granted to employees, the Plan shall be administered by the Management Development and Compensation Committee of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board (the "Compensation Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from
Section 16(b) of the Act), (ii) an "outside director" as then defined under
Section 162(m) of the Internal Revenue Code and (iii) an "independent director" as then defined under the rules of the New York Stock Exchange (or meeting comparable requirements of any stock exchange on which the Company's Common Stock may then be listed). With regard to Plan awards granted to Eligible Directors, the Plan shall be administered by the Nominating and Corporate Governance Committee of the Board or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board (the "Nominating Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act) and
(ii) an "independent director" as then defined under the rules of the New York Stock Exchange (or meeting comparable requirements of any stock exchange on which the Company's Common Stock may then be listed). As used herein, the term "Committee" shall mean the Compensation Committee as regards awards granted or to be granted to employees and the Nominating Committee as regards awards granted or to be granted to Eligible Directors.

         The Committee shall have all necessary powers to administer and interpret the Plan. Such powers of the Compensation Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Compensation Committee may take into consideration recommendations from the appropriate officers of the Company and of each Participating Subsidiary with respect to making the foregoing determinations as to Plan awards,

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administration, and interpretation. Such powers of the Nominating Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the Eligible Directors to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to Eligible Directors, and to determine the time when such awards will be granted.

         The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any director or employee of the Company or any Subsidiary. Notwithstanding any other provision of the Plan to the contrary, the Committee may delegate to appropriate Company officers its authority to take all final action with respect to granting and administering Plan awards granted to Participants who are at the time of such action not members of the Board or "officers" within the meaning of Rule 16a-1(f) of the Act, including without limitation selecting the executives and key employees to whom such awards will be granted and determining the amount of any such awards to be made to such executives and key employees, determining the terms and conditions of such awards and administering, interpreting, and taking all action on behalf of the Company with respect to administering, vesting, and paying such awards; provided, however, that (i) all such awards shall be granted within the limitations and subject to the terms and conditions required by the Plan and by the Committee's determinations and interpretations thereof and thereunder; (ii) the aggregate of such awards granted under the Plan for or with respect to a given Fiscal Year shall not, when added to the awards approved by the Committee for granting to individuals who are members of the Board of Directors or are "officers" within the meaning of Rule 16a-1(f) of the Act for or with respect to the same Fiscal Year, exceed the total amount of awards approved by the Committee for or with respect to such Fiscal Year; and (iii) any action with respect to such awards taken because of or in connection with a Change in Control of the Company or as contemplated by Section 12 shall be taken by the Committee. With respect to matters so delegated, the term "Committee" as used herein shall mean the delegate.

3. ELIGIBILITY FOR PARTICIPATION

         Participation in the Plan shall be limited to (i) directors of the Company who are not employees of the Company or any of its subsidiaries or their respective predecessors ("Eligible Directors") and (ii) executives or other key employees (including officers and directors who are also employees) of the Company and its Participating Subsidiaries selected on the basis of such criteria as the Committee may determine. Employees who participate in other incentive or benefit plans of the Company or any Participating Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full time or part time by the Company or a Participating Subsidiary on a salaried basis, and the term "employment" shall mean full-time or part-time salaried employment by the Company or a Subsidiary.

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4. SHARES OF STOCK SUBJECT TO THE PLAN

         The shares that may be delivered upon exercise, in payment or in respect of stock options, stock appreciation rights, deferred stock units, restricted shares and other stock awards granted under the Plan on or after January 23, 2003 shall not exceed in the aggregate 9,000,000 shares of common stock of the Company ("Common Stock") plus the number of shares previously authorized under the Plan but not then issued or subject to an outstanding award, subject to adjustment as provided in Section 12. Any share subject to a Plan award which for any reason is not delivered, whether because the award expires, is forfeited, or terminates unexercised, because payment under the award is made in a form other than in shares, or for any other reason may again be subject to an award subsequently granted under the Plan. Shares used as payment of the exercise price of an award or in satisfaction of tax obligations relating to an award are available again for Plan awards.

5. AWARDS

         Awards granted to employee Participants or Eligible Directors under the Plan may be of the following types: (i) stock options, (ii) restricted shares,
(iii) deferred stock units and/or (iv) other stock awards. Awards granted to employees under the Plan may be of the following types: (i) stock options, (ii) stock appreciation rights, (iii) restricted shares, (iv) deferred stock units and/or (v) other stock awards.

         Stock options ("Stock Options"), are rights to purchase Common Stock from the Company. Stock Options granted to employees may be either Nonstatutory Stock Options or Incentive Stock Options, both as described below. The Committee shall designate each Stock Option grant to an employee as being either a Nonstatutory Stock Option or an Incentive Stock Option. If the same employee receives both Nonstatutory Stock Options and Incentive Stock Options, each type shall be clearly identified and separately granted.

         Stock appreciation rights ("Stock Appreciation Rights") are rights to receive cash and/or Common Stock equivalent in value to the "spread" between (a) the aggregate fair market value of the number of shares with respect to which the Participant has elected to exercise Stock Appreciation Rights and (b) the aggregate purchase price of such shares based on the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. Restricted shares ("Restricted Shares") are shares of Common Stock awarded subject to restrictions and to possible forfeiture upon the occurrence of specified events. Deferred stock units ("Deferred Stock Units") are rights to receive at the end of a deferral period cash and/or Common Stock equivalent in value to one share of Common Stock for each unit. Other stock awards ("Other Stock Awards") are awards in such form as the Committee may determine that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock.

         Nonstatutory Stock Options, Restricted Shares, Deferred Stock Units and Other Stock Awards, and in the case of employee Participants Incentive Stock Options and Stock Appreciation Rights, may be granted to the same Participant as separate awards at or for the same

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period of time under terms whereby the issuance of shares or payment under one award has no effect on any other award. Stock Appreciation Rights may be granted to an employee Participant in relation to (i.e., in "tandem" with) each other or with a previously or concurrently granted Stock Option under terms whereby the issuance of shares or payment under one award reduces directly the number of shares, units, and/or rights remaining available under the related award(s). Nonstatutory Stock Options may also be granted in tandem with other Plan awards.

6. STOCK OPTIONS

         (a) DIRECTOR STOCK OPTIONS

                  All Stock Options granted to Eligible Directors under the Plan shall be Nonstatutory Stock Options. The purchase price per share of Common Stock covered by each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. The Committee will determine, absolutely or by formula, the number of shares to be subject to each Stock Option.

         (b) EMPLOYEE STOCK OPTIONS

         Stock Options granted to eligible employees under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. The Committee may grant Stock Options to eligible employees either alone or in conjunction with and related to Stock Appreciation Rights and may also grant Nonstatutory Stock Options in conjunction with and related to other Plan awards. No Incentive Stock Option shall be granted under this Plan more than 10 years after the most recent date this Plan is adopted or approved by the shareholders of the Company.

         The purchase price per share of Common Stock covered by each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. If an Incentive Stock Option is granted to an employee who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any affiliate, the purchase price per share under such Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option, and such Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

         The Committee will determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Stock Option. The number of shares subject to an outstanding Stock Option will be reduced on a one-for-one basis to the extent that shares under such Stock Option are used to calculate the cash and/or shares received upon exercise of related Stock Appreciation Rights. In no event shall the number of shares subject to Stock Options (and any related Stock Appreciation Rights) granted to any Participant in any Fiscal Year exceed 1,000,000.

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         The aggregate Fair Market Value, determined on the date of grant, of stock with respect to which Incentive Stock Options are exercisable for the first time by such Participant during any calendar year (under this Plan and all such other plans of the Company and any predecessor, parent, subsidiary or affiliate) shall not exceed $100,000, except as a result of an acceleration of the exercise date of an Incentive Stock Option provided for in Section 11.

(c) TERMS APPLICABLE TO ALL STOCK OPTIONS.

         Except as otherwise determined by the Committee and reflected in the applicable Stock Option agreement or an amendment thereto, Stock Options shall be granted on the following additional terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (i) Term and Exercise Dates. The Committee shall fix the term during which each Stock Option may be exercised, but no Stock Option shall be exercisable after the tenth anniversary of its date of grant. No Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 11. Except as otherwise provided in Section 11, each Stock Option shall become exercisable in installments as follows:

                  1. One-third of the shares subject to such Stock Option may be purchased commencing one year after the date of grant; and

                  2. An additional one-third of such shares subject to such Stock Option may be purchased commencing on each of the second and third yearly anniversaries of the date of grant (or on the last day of the second and third Fiscal Year following the grant date, if earlier).

         Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify; provided, however, that any such earlier date shall not be prior to one year from the date of grant of such Stock Option, except as otherwise provided in Section 11.

         (ii) Exercise. A Participant wishing to exercise his or her Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be the "Exercise Date" for such Stock Option or portion thereof; provided, however, that if the Participant engages in a simultaneous Option exercise and sale of shares of Common Stock, the Exercise Date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of a Stock Option may be for less than 100 shares of Common Stock.

                  (iii) Payment. The purchase price of shares purchased upon exercise of any Option shall be paid in full in cash at the time of exercise of the Option, except that the Committee, in its sole discretion, and on such terms and conditions as it may specify, may approve payment by the exchange of shares of Common Stock having a Fair Market Value on the Exercise Date equal to the purchase price of such shares or by a combination of cash and Common Stock having a Fair Market Value on the Exercise Date equal to the portion of such purchase price not paid in cash provided, however, that except as the Committee shall otherwise determine, any such shares submitted in the exchange must have been beneficially owned by the Participant for a certain period prior to the Exercise Date, the duration of such period to be determined from time to time by the Committee but in no event to be less than six months. Subject to any administrative rules from time to time adopted by the Committee for administering Option exercises, payment of the exercise price of the Option will be permitted through the delivery (including by facsimile transmission) of an irrevocable exercise notice coupled with irrevocable instructions to a designated broker to simultaneously sell the underlying shares of Common Stock and deliver to the Company on the settlement date the portion of the proceeds representing the exercise price (and any taxes to be withheld).

                  (iv) Termination of Employment or Death.

                  (A) A Participant whose employment or whose service as a director is terminated by Retirement or Disability, and, in the case of the Participant's death while an employee or director or after termination of employment or service due to Retirement or Disability, the Participant's Designated Beneficiary or, if none, his or her legal representative, shall continue to have the same rights to exercise any unexercised portion of the Participant's Stock Option which is exercisable at the time of, or will by its terms become exercisable after, such termination or death, as the Participant would have had if he or she had continued to be an active or retired employee or director of the Company or a Subsidiary, as the case may be.

                  (B) Except as provided in clause (A) of this Section 6(c)(iv), if prior to the expiration or cancellation of any Stock Option, the Participant ceases to be employed by the Company or a Subsidiary or to be a director for any reason, any unexercised portion of his or her outstanding Option shall automatically terminate unless the Committee, in its sole discretion, shall determine otherwise, and except that when the Participant's employment has ceased due to a leave of absence, such Participant's Stock Option shall be treated in accordance with guidelines for such situations established by the Committee.

                  (C) No provision of this Section 6(c)(iv) shall be deemed to permit the exercise of any Stock Option after the expiration of the normal stated term of such Option.

7. STOCK APPRECIATION RIGHTS

         The Committee may grant Stock Appreciation Rights either alone or in conjunction with and related to previously or concurrently granted Stock Options and/or other Plan awards.

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Except as otherwise determined by the Committee and reflected in the applicable
Stock Appreciation Rights agreement or an amendment thereto, all Stock Appreciation Rights shall be granted on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number of Rights. The Committee shall determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of Stock Appreciation Rights which shall be granted. As to any Stock Appreciation Rights granted in tandem with a Stock Option, such number shall not be greater than the number of shares which are then subject to the related Stock Option, and the number of such Stock Appreciation Rights will be reduced on a one-for-one basis to the extent that shares under the related Stock Option are purchased. In no event shall the number of Stock Appreciation Rights granted to any Participant in any Fiscal Year (excluding Stock Appreciation Rights granted in tandem with a Stock Option, which shall be subject to the limitation in
Section 6(b)), exceed 1,000,000.

         (b) Exercise. Stock Appreciation Rights shall entitle the Participant, to the extent he or she so elects from time to time, to receive, without any payment to the Company, an amount of cash and/or a number of shares determined and payable as provided in Section 7(c). Stock Appreciation Rights shall generally be exercisable to the extent and upon the same conditions that Stock Options are exercisable under Section 6(c)(iv); provided, however, that, unless otherwise determined by the Committee, Stock Appreciation Rights may not be exercised prior to one year following the date of their grant. A Participant wishing to exercise Stock Appreciation Rights shall give written notice of such exercise to the Company. The date of receipt of such notice shall be the "Exercise Date" for such Stock Appreciation Rights. Promptly after the Exercise Date the Company shall pay and/or deliver to the Participant the cash and/or shares to which he or she is entitled.

         (c) Amount of Cash and/or Number of Shares. Except as otherwise provided in Section 11, the amount of the payment to be made upon exercise of Stock Appreciation Rights shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights award as of the Stock Appreciation Right Exercise Date, by (ii) 100% of the amount by which the Fair Market Value of a share of Common Stock on the Exercise Date exceeds the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. The Committee may make payment in cash or partly in cash and partly in Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of such payment by the Fair Market Value of a share of Common Stock on the Exercise Date. No fractional shares shall be issued, but instead the Participant shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value on the Exercise Date.

         (d) Termination of Employment or Death. In the event that a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary by reason of Retirement, Disability or death, his or her Stock Appreciation Rights shall continue to be or become exercisable following such termination of employment and termination of directorship, if

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any, to the extent and upon the same conditions that a Stock Option is exercisable under Section 6(c)(iv). In the event a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary for a reason other than Retirement, Disability or death, his or her Stock Appreciation Rights shall automatically terminate unless and to the extent the Committee, in its sole discretion, shall determine otherwise.

8. RESTRICTED SHARES

         Restricted Share awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 8), the duration of such restrictions which shall not be less than one year from the effective date of the award; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Shares in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Shares, the lapse of restrictions on Restricted Shares may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. In no event shall the number of Restricted Shares granted to any Participant in any Fiscal Year exceed 100,000.

         Restricted share awards shall be effective upon execution of the applicable Restricted Share agreement by the Company and the Participant. Following a Restricted Share award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Shares shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Shares shall be issued or delivered to the Participant. From the date a Restricted Share award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

9. DEFERRED STOCK UNITS

         The Committee may grant Deferred Stock Units to Participants on the following terms and conditions (and/or such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number, Value, and Manner of Payment of Deferred Stock Units. Each Deferred Stock Unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the deferral period (the "Deferral Period") applicable to such Unit the value at such time of each Unit. Except as otherwise determined by the Committee, Deferred Stock Units shall be granted without payment of cash or other

                                      -8-
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consideration to the Company but in consideration of services performed for or for the benefit of the Company or a Participating Subsidiary by such Participant. Payment of the value of Deferred Stock Units may be made by the Company in shares of Common Stock, cash or both as determined by the Committee during, or as soon as practicable after the end of the Deferral Period. If paid in Common Stock, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units, and if paid in cash, the Participant shall receive for each matured Deferred Stock Unit an amount equal to the Fair Market Value of a share of Common Stock on the last day of the applicable Deferral Period (except as otherwise provided in Section 11). Upon payment in respect of a Deferred Stock Unit, such Unit shall be canceled. In no event shall the number of Deferred Stock Units granted to any Participant in any Fiscal Year exceed 100,000.

         (b) Deferral Period. Except as otherwise provided in Section 9(c), payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such Units, the duration of which Deferral Period shall be fixed by the Committee at the time of grant of such Deferred Stock Units. Deferral Periods shall be no less than one year.

         (c) Termination of Service or Death. Unless otherwise determined by the
Committee:

                  (i) in the case of Deferred Stock Units granted to employee
         Participants:

                           (A) If during a Deferral Period a Participant's
                  employment with the Company or a Subsidiary is terminated for any reason other than Retirement, Disability or death, such Participant shall forfeit his or her Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, unless the Committee determines in its discretion that such Deferred Stock Units should be paid at the end of such Deferral Period or, notwithstanding any other provision of the Plan, on some accelerated basis; and

                           (B) Unless otherwise specified by the Committee in
                  the applicable Deferred Stock Units agreement, a Participant whose employment with the Company or a Subsidiary terminates during a Deferral Period due to Retirement or Disability or, in the case of his or her death while an employee or after termination of employment due to Retirement or Disability, such Participant's Designated Beneficiary or, if none, his or her legal representative, shall receive payment in respect of such Participant's Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, at such time and in such manner as if the Participant were still employed (and living) at the end of the Deferral Period or, notwithstanding any other provision of the Plan, on such accelerated basis as the Committee may determine.

                  (ii) Deferred Stock Units granted to Eligible Directors shall not be required to be forfeited upon termination of service as a director.

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         (d) Dividends. No cash dividends or equivalent amounts shall be paid on outstanding Deferred Stock Units. However, when payment of the value of an award is made to the Participant, the Company shall pay to the Participant an additional amount in cash which shall be equal to the cash dividends, if any ("Dividend Equivalent"), which would have been paid during the period since the award was granted with respect to issued and outstanding shares of Common Stock equal in number to the number of Deferred Stock Units being paid. No interest shall be paid on any such Dividend Equivalent or any part thereof.

10. OTHER STOCK AWARDS

         The Committee shall have the authority in its discretion to grant to eligible Participants such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of Common Stock. In the discretion of the Committee, such Other Stock Awards, including shares of Common Stock, or other types of awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary to eligible employees under, other compensation or incentive plans, programs or arrangements of the Company or a Subsidiary, including without limitation the Company's Deferred Compensation Plan for Directors, Annual Incentive Plan, Supplementary Savings Plan, and the U.K. Savings-Related Share Option Scheme. The Committee shall determine the terms and conditions, if any, of any Other Stock Awards made under the Plan. In no event shall Other Stock Awards be granted to any Participant in any Fiscal Year with respect to more than 100,000 shares of Common Stock (i.e., have a value greater than the value of 100,000 shares of Common Stock).

11. CHANGE IN CONTROL

         Following or in connection with the occurrence of a Change in Control, the following shall or may occur as specified below, notwithstanding any other provisions of this Plan to the contrary:

         (a) Acceleration and Exercisability of Stock Options and Stock Appreciation Rights; Amount of Cash and/or Number of Shares for Stock Appreciation Rights. All Stock Options and Stock Appreciation Rights shall become immediately exercisable in full for the period of their remaining terms automatically and without any action by the Committee, provided, however, that the acceleration of the exercisability of any Stock Option or Stock Appreciation Right that has not been outstanding for a period of at least six months from its respective date of grant shall occur on the first day next following the end of such six-month period. The amount of the payment to be made upon the exercise of a Stock Appreciation Right following a Change in Control shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights as of the Exercise Date for the Stock Appreciation Rights, by (ii) 100% of the amount by which

                  (A) the greater of (1) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-1 under the Act), or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (2) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Exercise Date of the Stock Appreciation Rights, exceeds

                  (B) the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights.

         For purposes of determining the price paid or to be paid for Common Stock under clause (1) of paragraph (A) of the preceding formula, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

         (b) Cash Surrender of Stock Options. All or certain outstanding Stock Options may, at the discretion of the Committee, be required to be surrendered by the holder thereof for cancellation in exchange for a cash payment for each such Stock Option. In the absence of Committee action requiring the surrender of Stock Options, each holder of Stock Options may elect to surrender all or certain of his or her outstanding Options which are then exercisable for cancellation in exchange for a cash payment for each such Stock Option. In any case, the cash payment received for each share subject to the Stock Option shall be 100% of the amount by which the amount described in paragraph (A) of Section 11(a) exceeds the Fair Market Value of a share of Common Stock on the date of grant of the Option. Such payments shall be due and payable immediately upon surrender to the Committee for cancellation of appropriate award agreements or other evidence in writing of the Participant's relinquishment of his or her rights to such award or at such earlier date as the Committee shall determine (but in no event earlier than the occurrence of a Change in Control) and shall be valued as if the Exercise Date were the date of receipt of said materials or such earlier date as the Committee shall determine.

         (c) Reduction in Accordance with Plan. The number of shares covered by Stock Options and Stock Appreciation Rights will be reduced on a one-for-one basis to the extent related Stock Options or Stock Appreciation Rights are exercised, or surrendered for cancellation in exchange for a cash payment, as the case may be, under this Section 11.

         (d) Lapse of Restrictions on Restricted Shares. Unless the applicable Restricted Share agreement or an amendment thereto shall otherwise provide, all restrictions applicable to an outstanding award of Restricted Shares shall lapse immediately upon the occurrence of such Change in Control regardless of the scheduled lapse of such restrictions.

         (e) Accelerated Payment of Deferred Stock Units. Unless otherwise provided in the applicable Deferred Stock Unit award agreement or an amendment thereto, all outstanding Deferred Stock Units together with any Dividend Equivalents for the period for which such Units have been outstanding, notwithstanding that the Deferral Periods as to such Deferred Stock Units have not been completed, shall be paid in full. Such payment shall be in cash and shall be due and payable to Participants immediately upon the occurrence of a Change in Control in an amount in respect of each Deferred Stock Unit equal to the greater of (i) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the
Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-l under the Act) or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (ii) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Change in Control. For purposes of determining the price paid or to be paid for Common Stock under clause (i) of the preceding sentence, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

12. DILUTION AND OTHER ADJUSTMENTS

         Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, a rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a Change in Control, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Plan awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan,
(ii) the amount payable upon exercise of Stock Appreciation Rights, (iii) the number or kind of shares or purchase price per share subject to outstanding Stock Options, (iv) the number or value, or kind of shares which may be issued in payment of outstanding Stock Appreciation Rights, (v) the value and attributes of Deferred Stock Units, (vi) the maximum number, kind or value of any Plan awards which may be awarded or paid in general or to any one employee,
(vii) the performance-based events or objectives applicable to any Plan awards,
(viii) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (ix) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

13. MISCELLANEOUS PROVISIONS

         (a) The holder of a Plan award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued upon exercise or payment in respect of such award.

         (b) Except as the Committee shall otherwise determine in connection with determining the terms of awards to be granted or shall thereafter permit, no Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

         (c) All Stock Options, Stock Appreciation Rights, Restricted Shares, and Deferred Stock Units granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable domestic and foreign law) in addition to those provided for herein as the Committee shall approve.

         (d) No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         (e) The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of awards to be distributed in Common Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. The obligation of the Company to make delivery of awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government.

         (f) No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary or any director any right to continue as a director of the Company, it being understood that all Company and Subsidiary employees who have or may receive awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

         (g) Distributions of shares of Common Stock upon exercise, in payment or in respect of awards made under this Plan may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury or held under the Company's Flexible Employee Benefits Trust, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either.

         (h) The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award or to any employee, director or Participant receiving an award. However, the Company may charge the cost of any awards made to employees of Participating Subsidiaries, including administrative costs and expenses related thereto, to the respective Participating Subsidiaries by which such persons are employed.

         (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors.

         (j) In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

         "Change in Control" shall mean the first to occur of any one of the events described below:

                  (i) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit plan or trust sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on which the Company first learns of acquisition of 20% of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by a majority of the Company shareholders, as the case may be.

                  (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

                  (iii) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined, by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

         "Designated Beneficiary" shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

         "Disability" shall mean permanent and total disability of an employee or director participating in the Plan as determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable.

         "Fair Market Value" of a share of Common Stock of the Company on any date shall mean an amount equal to the mean of the high and low sale prices for such date on the New York Stock Exchange, as reported on the composite transaction tape, or on such other exchange as the Committee may determine. If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of Common Stock as so quoted on the nearest dates before and after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the sales dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then the Committee shall in good faith determine the Fair Market Value of the Common Stock on such date.

         "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

         "Incentive Stock Option" shall mean a Stock Option designated by the Committee as an Incentive Stock Option and if so designated is intended to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential income tax treatment.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

         "Nonstatutory Stock Option" shall mean a Stock Option which is not eligible for preferential tax treatment under Section 421(a) of the Internal Revenue Code.

         "Participant" shall mean, as to any award granted under this Plan and for so long as such award is outstanding, the employee or director to whom such award has been granted.

         "Participating Subsidiary" shall mean any Subsidiary designated by the Committee to participate in this Plan which Subsidiary requests or accepts, by action of its board of directors or other appropriate authority, such designation.

         "Retirement" shall mean

                  (a) in the case of an employee Participant, separating from service with the Company or a Subsidiary with the right to begin receiving immediate pension benefits under the Company's Pension Plan for Salaried Employees or under another defined benefit pension plan sponsored or otherwise maintained by a Subsidiary for its employees, in either case as then in effect or, in the absence of such Pension Plan or such other pension plan being applicable to any Participant, as determined by the Committee in its sole discretion; and

                  (b) in the case of an Eligible Director, (i) resigning from serving as a director, failing to stand for re-election as a director or failing to be re-elected as a director after being duly nominated, and (ii) in any such case having the right to immediate or deferred pension benefits under the Company's Pension Plan for Directors as then in effect or, in the absence of such Pension Plan or another pension plan being applicable to any director, after at least six (6) full years of service as a director of the Company. More than six (6) months' service during any twelve (12) month period after a director's first election by the shareholders to the Board shall be considered as a full year's service for this purpose.

         "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated" with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or "under common control with", the Company. "Control" for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, contract or otherwise.

         (k) This Plan shall be governed by the laws of the Commonwealth of Pennsylvania and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

14. AMENDMENTS AND TERMINATION; REQUISITE SHAREHOLDER APPROVAL

         The Board may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the New York Stock Exchange or any stock exchange on which Common Stock may be listed.

         In addition, without shareholder approval, no outstanding Stock Option (or Stock Appreciation Right) will have its exercise price reduced or will be cancelled and replaced with a new Stock Option (or Stock Appreciation Right) with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled Stock Option (or Stock Appreciation Right); and no more than a total of 20% of the shares of Common Stock subject to Plan awards for Fiscal Year 2002 and later years may be for Deferred Stock Units, Restricted Shares or Other Stock Awards providing for the acquisition of shares of Common Stock for a consideration less than Fair Market Value as of the date of grant or exercise of such awards. For this purpose, Fair Market Value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Act.

         The Board shall have the power to amend the Plan in any manner contemplated by Section 12 or deemed necessary or advisable for awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act), to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Plan, the holder of any award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board to any award agreement relating thereto within such reasonable time as the Board shall specify in such request.

         With the consent of the Participant affected, the Board may amend outstanding agreements evidencing Plan awards in a manner not inconsistent with the terms of the Plan. Notwithstanding anything contained in this Section 14 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 14 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any award theretofore made under the Plan without the consent of the affected Participant.

15. EFFECTIVE DATE, AMENDMENT AND RESTATEMENT, AND TERM OF THE PLAN

           This Plan, previously denominated the "Air Products and Chemicals, Inc. 1990 Long-Term Incentive Plan," became effective for the Fiscal Year commencing October 1, 1989 for awards to be made for the Fiscal Year commencing October 1, 1989 and for Fiscal Years thereafter and was continued in effect indefinitely until terminated, amended, or suspended as permitted by its terms, following approval by a majority of those present at the January 26, 1989 annual meeting of shareholders of the Company and entitled to vote thereon. Following approval by the holders of a majority of the shares of Common Stock of the Company present at the January 25, 1996 annual meeting of shareholders of the Company and entitled to vote thereon, the Plan was amended, restated, denominated the "Air Products and Chemicals, Inc. 1997 Long-Term Incentive Plan", and continued in effect indefinitely for awards made for the Fiscal Year commencing October 1, 1996 and for Fiscal Years thereafter, until terminated, amended, or suspended as permitted by its terms. Following approval by the holders of a majority of the shares of Common Stock of the Company present at the January 25, 2001 annual meeting of shareholders of the Company and entitled to vote thereon, the Plan was amended, restated, denominated the "Air Products and Chemicals, Inc. Long-Term Incentive Plan", and continued in effect indefinitely for awards made for the Fiscal Year commencing October 1, 2001 and for Fiscal Years thereafter, until terminated, amended, or suspended as permitted by its terms. The Plan as amended and restated herein, was continued in effect indefinitely for awards made on or after January 23, 2003, until terminated, amended, or suspended as permitted under Section 14, following approval by a majority of those present at the January 23, 2003 annual meeting of shareholders of the Company and entitled to vote thereon.